EXHIBIT  32.1

                                 Certification
                                      Of
Island Residences Club, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2005

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Island Residences Club, Inc., a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 11,  2005               /s/  Graham J. Bristow
                                      -------------------------
                                      By:  Graham J. Bristow
                                      Title:  Chief  Executive  Officer



                                      /s/ Robert Bratadjaya
                                      ---------------------
                                      By: Robert Bratadjaya
                                      Title: Chief Financial Officer